UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 19, 2004

                             Pain Therapeutics, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                    000-29959                 91-1911336
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

 416 Browning Way, South San Francisco                            94080
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (650) 624-8200

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

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                                TABLE OF CONTENTS
                                -----------------

Item 9.01 Financial Statements and Exhibits.

Item 2.02 Results of Operations and Financial Condition

SIGNATURE
EXHIBIT INDEX
EX - 99.1 Press release

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits

      The following exhibits are filed with this report on Form 8-K:

   Exhibit
   Number                        Description
   ------              -------------------------------------
    99.1               Press Release, dated October 19, 2004

Item 2.02 Results of Operations and Financial Condition

      On October 19, 2004, Pain Therapeutics, Inc. issued a press release announcing its results for the quarterly period ending September 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    PAIN THERAPEUTICS, INC.
                                                    a Delaware corporation

Date: October 19, 2004                              By:  /s/ Peter S. Roddy
                                                         -----------------------
                                                         Peter S. Roddy
                                                         Chief Financial Officer

                                  EXHIBIT INDEX

   Exhibit
   Number                        Description
   ------              -------------------------------------
    99.1               Press Release, dated October 19, 2004